                                                                    EXHIBIT 99.6

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                   SECURITIES PURCHASE AND EXCHANGE AGREEMENT


                                     Among


                            AURORA ELECTRONICS, INC.


                 THE SEVERAL PURCHASERS NAMED IN ANNEX I HERETO


                                      and


                         WCAS CAPITAL PARTNERS II, L.P.





                          Dated as of January 30, 1998





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
                               TABLE OF CONTENTS

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
ARTICLE I.       THE CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

         SECTION 1.01  Purchase and Sale of the Bridge Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         SECTION 1.02  Purchase and Sale of the Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 1.03  Purchase and Sale of the Aurora
                                   Preferred Stock to WCAS CP II  . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         SECTION 1.04  Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

ARTICLE II.      REPRESENTATIONS AND WARRANTIES OF AURORA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

         SECTION 2.01  Organization and Qualification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         SECTION 2.02  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         SECTION 2.03  Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         SECTION 2.04  Authorization of Agreements, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         SECTION 2.05  Validity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         SECTION 2.06  SEC Filings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         SECTION 2.07  Actions Pending  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         SECTION 2.08  Compliance with Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         SECTION 2.09  Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE III.     REPRESENTATIONS AND WARRANTIES OF
                 THE PARTICIPANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .  10

         SECTION 3.01  Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         SECTION 3.02  Validity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 3.03  Investment Representations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE IV.      CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

         SECTION 4.01  Conditions Precedent to the Obligations
                                   of the Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         SECTION 4.02  Condition Precedent to the Obligations
                                   of Aurora  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE V.       TERMINATION AND ABANDONMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         SECTION 5.01  Termination and Abandonment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         SECTION 5.02  Effect of Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

ARTICLE VI.      MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         SECTION 6.01  Expenses, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         SECTION 6.02  Survival of Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         SECTION 6.03  Parties in Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         SECTION 6.04  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         SECTION 6.05  Entire Agreement; Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         SECTION 6.06  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         SECTION 6.07  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

         TESTIMONIUM





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
                                INDEX TO ANNEXES

Annex                              Description

ANNEX I          The Purchasers


                               INDEX TO EXHIBITS

Exhibit                            Description

EXHIBIT A-1               Form of Aurora Bridge Notes

EXHIBIT A-2               Form of Aurora Senior Subordinated Notes

EXHIBIT B                 Form of Certificate of Designation

EXHIBIT C                 Form of Certificate of Amendment

EXHIBIT D                 Form of Amended and Restated Registration Rights
                               Agreement

EXHIBIT E                 Form of Opinion of Hughes & Luce


                               INDEX TO SCHEDULES

Schedule                          Description

2.02                      Subsidiaries

2.03                      Subscriptions, Warrants, Etc.

2.07                      Undisclosed Liabilities

2.09                      Certain Changes





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
                 SECURITIES PURCHASE AND EXCHANGE AGREEMENT dated as of January 30, 1998, among AURORA ELECTRONICS, INC., a Delaware corporation ("Aurora"), Welsh, Carson, Anderson & Stowe VII, L.P., a Delaware limited partnership ("WCAS VII"), and the other several Purchasers named in Annex I hereto (collectively the "Purchasers") and WCAS Capital Partners II, L.P., a Delaware limited partnership ("WCAS CP II" and, collectively with the Purchasers the "Participants").

                 WHEREAS, pursuant to an Agreement and Plan of Merger of even date herewith (the "Merger Agreement") among Aurora, Holly Acquisition Corp., a newly organized wholly-owned Delaware subsidiary of Aurora ("Sub"), and The Cerplex Group, Inc., a Delaware corporation ("Cerplex"), Aurora desires to acquire Cerplex through the merger (the "Merger") of Sub with and into Cerplex; and

                 WHEREAS, pursuant to an Irrevocable Proxy and Option Agreement of even date herewith (the "Option Agreement"), certain stockholders of Cerplex who own in the aggregate a majority of the outstanding shares of Cerplex entitled to vote have agreed, among other things, (i) to grant irrevocable proxies coupled with an interest to representatives of Aurora to vote their shares of Cerplex in favor of the Merger, (ii) to grant to Aurora an option to purchase their Cerplex shares for the consideration to be received by them in the Merger, and (iii) not to transfer or otherwise dispose of their Cerplex shares or any interest therein except pursuant to the Merger or such option, all on the terms and subject to the conditions contained in the Option Agreement; and

                 WHEREAS, pursuant to a Stockholders Agreement of even date herewith (the "Stockholders Agreement") among WCAS VII, Aurora and Cerplex, WCAS VII has agreed (i) to vote its shares of Aurora in favor of approval of the Certificate of Amendment (as defined herein), (ii) subject to consummation of the Merger, to convert all currently outstanding shares of convertible preferred stock of Aurora into Common Stock, $.01 par value ("Aurora Common Stock"), (iii) to make further assurances to Cerplex with respect to Aurora's obligations under the Merger Agreement and this Agreement and (iv) to grant, together with Parent, an option to Cerplex to purchase certain securities of Cerplex held by WCAS VII and Aurora in the event the Merger Agreement terminates and the Merger is not consummated in accordance with the Certificate of Incorporation of Aurora, all on the terms and subject to the conditions contained in the Stockholders Agreement; and

                 WHEREAS WCAS CP II holds $10,000,000 principal amount of Aurora's 10% Senior Subordinated Notes Due September 30, 2001 (the "CP II Notes") together with accrued interest thereon, being all the issued and outstanding CP II Notes; and

                 WHEREAS, on December 5, 1997, in order to alleviate Aurora's working capital shortage, the Purchasers purchased an aggregate $2,800,000 principal amount of Aurora's 10% Senior Subordinated Demand Notes (the "Demand Notes") for cash in the amount of $2,800,000; and

                 WHEREAS, pursuant to a Note and Warrant Assignment and Transfer Agreement of even date herewith (the "Cerplex Note Purchase Agreement"), simultaneously with the execution and delivery hereof, WCAS VII is purchasing (i) an aggregate $18,069,275 principal amount of 9.50% Senior Subordinated Notes due 2001 (the "Cerplex Subordinated Notes") of Cerplex, representing all the issued and outstanding Cerplex Subordinated Notes, together with accrued interest thereon, and (ii) certain warrants (the "Cerplex Warrants") to purchase shares of Common Stock, $.001 par value ("Cerplex Common Stock") of Cerplex for cash at a price equal to 30% of the sum of the principal amount of, and accrued interest on, the Cerplex Subordinated Notes (such price being hereinafter called the "Cerplex Note and Warrant Purchase Price"); and

                 WHEREAS, pursuant to a Forbearance Agreement of even date herewith and a Seventh Amendment to Credit Agreement and Limited Waiver Agreement of even date herewith (the "Forbearance Agreement"), Citibank, N.A. has agreed to waive certain defaults and forbear from enforcing certain of its rights under the Credit Agreement dated as of October 12, 1994, as amended (the "Cerplex Credit Agreement"), among Cerplex, the lenders named therein and Wells Fargo Bank, N.A., as Agent, pending consummation of the Merger and repayment of the obligations of Cerplex under the Cerplex Credit Agreement, all on the terms and subject to the conditions set forth in the Forbearance Agreement; and

                 WHEREAS, Aurora desires to obtain proceeds from a new Senior lender of at least $17,000,000 (the "New Senior Loan") on terms acceptable to Aurora; and

                 WHEREAS, pursuant to a letter agreement of even date herewith (the "Chase Waiver"), The Chase Manhattan Bank N.A. ("Chase") is consenting to the New Senior Loan and to the subordination to the New Senior Loan of Chase's currently outstanding loan pursuant to the Credit Agreement dated as of March 29, 1996, as amended (the "Existing Aurora Credit Agreement"), among Aurora Electronics Group, Inc., the guarantors named therein, the lenders named therein, and Chase (formerly known as Chemical Bank), as Agent, all on the terms and subject to the conditions set forth in the Chase Waiver; and

                 WHEREAS, in order to provide for the working capital needs of Aurora and for other purposes, WCAS VII is willing, between the date hereof and the consummation of the Merger, upon the terms and subject to the conditions herein provided (i) on the date hereof, to purchase $3,200,000 principal amount of





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

Aurora's 10% Subordinated Bridge Notes in the form annexed hereto as Exhibit A-1 (the "Bridge Notes"), and (ii) from time to time between the date hereof and the consummation of the Merger, to purchase up to an additional $2,000,000 aggregate principal amount of Bridge Notes; and

                 WHEREAS, Aurora wishes to issue and sell (i) subject to the rights offering referred to below, to the Purchasers, severally and not jointly, up to an aggregate 15,000 units (the "Units") each consisting of (x) $1,000 principal amount of Aurora's 10% Senior Subordinated Notes Due 2004 (the "Aurora Senior Subordinated Notes"), in the form annexed hereto as Exhibit A-2, and (y) 12 shares of Senior Convertible Preferred Stock, par value $1 per share ("Aurora Preferred Stock"), having the terms set forth in the form of Certificate of Designations annexed hereto as Exhibit B, for a purchase price of $2,200 per Unit payable in cash or by surrender or exchange of other indebtedness of Aurora or Cerplex as hereinafter provided; and (ii) to WCAS CP II an aggregate 33,000 shares of Aurora Preferred Stock in exchange for surrender for cancellation of the CP II Notes and all interest accrued thereon; and

                 WHEREAS Aurora wishes to afford to its public stockholders the right to participate in the purchase of the Units on the same basis as the Purchasers and, to that end, proposes to offer to such holders rights to purchase their proportionate share of the Units based on fully-diluted holdings of Aurora Common Stock; and

                 WHEREAS the Purchasers and WCAS CP II are willing, on the terms and subject to the conditions herein set forth, to purchase such Units and Aurora Preferred Stock, including without limitation, in the case of the Purchasers, any Units offered to but not subscribed for by the public holders of Aurora Common Stock; and

                 WHEREAS, in order to provide sufficient Aurora Common Stock to permit conversion of the Aurora Preferred Stock, Aurora wishes to increase the authorized Aurora Common Stock from 50 million shares to 300 million shares, pursuant to a Certificate of Amendment in the form annexed hereto as Exhibit C (the "Certificate of Amendment"); and

                 WHEREAS, in connection with the Merger, (i) the Participants and Aurora wish to amend and restate the Registration Rights Agreement dated as of March 29, 1996, among Aurora and the other parties named therein, as heretofore amended, pursuant to the Amended and Restated Registration Rights Agreement substantially in the form annexed hereto as Exhibit D (the "Restated Registration Rights Agreement"), to include among the shares entitled to registration thereunder the shares of Aurora Common Stock issuable upon conversion of shares of Aurora Preferred





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
Stock and shares issued to certain affiliates of Cerplex in the Merger;

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:


                                   ARTICLE I.

                                  THE CLOSING

                 SECTION 1.01  Purchase and Sale of the Bridge Notes.

                 (a) Purchase and Sale on the Date Hereof. Simultaneously with the execution and delivery hereof, Aurora is executing and delivering to WCAS VII $3,200,000 principal amount of the Bridge Notes, dated the date hereof and registered in the name of WCAS VII. Receipt of such Bridge Notes is hereby acknowledged by WCAS VII. In consideration of such Bridge Notes, and against delivery thereof as aforesaid, WCAS VII is transferring to Aurora the sum of $3,200,000 by wire transfer. Receipt of such wire transfer is hereby acknowledged by Aurora.

                 (b) Purchases and Sales Between the Date Hereof and the Closing Date.

                 (i) Subject to the terms and conditions set forth herein, from time to time prior to the Closing Date (as hereinafter defined), or the earlier termination of this Agreement, on a date (a "Drawdown Date") designated by Aurora to WCAS VII upon not less than five days' prior written notice (a "Bridge Notice"), Aurora shall execute and deliver to WCAS VII additional Bridge Notes, dated such Drawdown Date and registered in the name of WCAS VII, in a principal amount that, taken together with any such additional Bridge Notes theretofore so executed and delivered pursuant to this paragraph (b), does not exceed $2,000,000 (or such higher limit, if any, as WCAS VII shall, in its sole discretion, agree). Any Bridge Notice delivered hereunder shall be executed by the principal financial officer of Aurora and shall specify that the proceeds of such purchase and sale are to be relent to Cerplex for working capital purposes.

                 (ii) As payment in full for the additional Bridge Notes being purchased by it hereunder on any Drawdown Date, and against delivery of such Notes as aforesaid, WCAS VII shall deliver to Aurora on each Drawdown Date a certified or official bank check in New York Clearing House funds payable to the order of Aurora in the amount of the principal amount of additional Bridge Notes so being purchased by it, or shall transfer such sum to the account of Aurora by wire transfer.

                 SECTION 1.02  Purchase and Sale of the Units.

                 (a) Subject to the terms and conditions set forth herein, on the Closing Date, Aurora shall execute and deliver to each Purchaser the number of Units (consisting of Aurora Senior Subordinated Notes and certificates representing shares of Aurora Preferred Stock registered in the name of such Purchaser) set forth opposite such Purchaser's name in Annex I hereto.

                 (b) Anything in paragraph (a) above to the contrary notwithstanding, in the event that (A) the Rights Offering shall have become effective as herein contemplated and (B) holders of Aurora Common Stock (or transferees of stock purchase rights granted to such holders pursuant to the Rights Offering) shall have elected to purchase Units pursuant thereto and shall have complied with the requirements for payment therefor, the number of Units to be purchased by each Purchaser shall be reduced pro tanto (subject to rounding to the nearest one-tenth of a Unit), so that the aggregate number of Units purchased by all the Purchasers shall be 15,000 minus the number of Units so purchased by such holders.

                 (c) As payment in full for the Units being purchased by it on the Closing Date, and against delivery thereof as aforesaid, each Purchaser other than WCAS VII shall on the Closing Date:

         (i) surrender to Aurora for cancellation a Demand Note, in the principal amount set forth opposite the name of such Purchaser in Annex I hereto, together with interest accrued thereon to the Closing Date; and

         (ii) deliver to Aurora a certified or official bank check in New York Clearing House funds payable to the order of Aurora in an amount equal to $2,200 times the number of Units to be purchased by such Purchaser hereunder, as may be reduced pursuant to Section 1.02(b) above, less the amount of principal and interest surrendered under clause (i) above).

                 (d) As payment in full for the Units being purchased by WCAS VII on the Closing Date, and against delivery thereof as aforesaid, WCAS VII shall on the Closing Date:

         (i) surrender to Aurora for cancellation a Demand Note, in the principal amount set forth opposite the name of WCAS VII in Annex I hereto, together with interest accrued thereon to the Closing Date; and





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
         (ii) surrender to Aurora for cancellation each Bridge Note issued hereunder to WCAS VII, together with interest accrued thereon to the Closing Date; and

         (iii) deliver to Aurora the Cerplex Subordinated Notes and the Cerplex Warrants, duly endorsed for transfer, it being understood that such securities will be valued for such purpose at the Cerplex Note and Warrant Purchase Price; and

         (iv) deliver to Aurora a certified or official bank check in New York Clearing House funds payable to the order of Aurora in an amount equal to $2,200 times the number of Units to be purchased by WCAS VII hereunder, as may be reduced pursuant to Section 2.01(b) above, less
         (A) the amount of principal and interest surrendered under clauses (i) and (ii) above and (B) the Cerplex Note and Warrant Purchase Price.

                 SECTION 1.03 Purchase and Sale of the Aurora Preferred Stock to WCAS CP II.

                 (a) Subject to the terms and conditions set forth herein, on the Closing Date Aurora shall issue and sell to WCAS CP II, and WCAS CP II shall purchase from Aurora, 33,000 shares of Aurora Preferred Stock (such shares, together with the shares included in the Units being purchased by the Purchasers pursuant to Section 1.02 above, being herein referred to collectively as the "Aurora Preferred Shares") in consideration for the surrender by WCAS CP II of $10,000,000 principal amount of CP II Notes (together with accrued interest thereon). Aurora shall issue and deliver to WCAS CP II a stock certificate or certificates in definitive form, registered in the name of WCAS CP II, evidencing the Aurora Preferred Shares being purchased by it hereunder.

                 (b) As payment in full for the Aurora Preferred Shares being purchased by it hereunder, and against delivery of the stock certificate or certificates therefor as aforesaid, WCAS CP II shall surrender to Aurora the CP II Notes, duly endorsed for transfer, with all signatures guaranteed.

                 SECTION 1.04 Closing Date. The closing of the transactions contemplated hereby shall take place at the offices of Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111, at 10 a.m., New York time, on the Effective Date of the Merger, or at such other date and time prior to the Merger as may be mutually agreed upon among the majority of the Participants and Aurora (such date and time of closing being herein called the "Closing Date").





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
                                  ARTICLE II.

                    REPRESENTATIONS AND WARRANTIES OF AURORA

                 Aurora represents and warrants to, and agrees with, the Participants as follows:

                 SECTION 2.01 Organization and Qualification. Aurora is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease and operate its properties and assets and to carry on its business as it is now being conducted. Aurora is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the properties, assets, financial condition, prospects, operating results or business of Aurora and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                 SECTION 2.02  Subsidiaries.  (a)  Except as set forth on
Schedule 2.02 hereto, neither Aurora nor any of its subsidiaries owns of record or beneficially, directly or indirectly, (i) any shares of outstanding capital stock or securities convertible into capital stock of any other corporation or
(ii) any participating interest in any partnership, joint venture or other non-corporate business enterprise. Each subsidiary of Aurora is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own or lease and operate its properties and assets and to carry on its business as it is now being conducted. Each subsidiary of Aurora is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. All the outstanding shares of capital stock of Aurora's subsidiaries are duly authorized, validly issued, fully paid and nonassessable and, except as set forth on Schedule 2.02, are owned by Aurora or by a wholly-owned subsidiary of Aurora, free and clear of any liens, claims, charges, restrictions, rights of others, security interests, prior assignments or other encumbrances (collectively, "Claims"), and there are no proxies, voting or transfer agreements or understandings outstanding with respect to any such shares.

                 (b) For purposes of this Agreement, the term "subsidiary", when used with respect to Aurora, shall mean any corporation or other business entity, a majority of whose outstanding equity securities is at the time owned, directly or indirectly, by Aurora and/or one or more other subsidiaries of Aurora.





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
                 SECTION 2.03  Capitalization.

                 (a) The authorized capital stock of Aurora consists of (i) 50,000,000 shares of Common Stock and (ii) 1,000,000 shares of Preferred Stock, $.01 par value ("Preferred Stock"), of Aurora of which 400,000 shares have been designated Convertible Preferred Stock, 25,000 shares have been designated Series B Convertible Preferred Stock, 25,000 shares have been designated Series C Convertible Preferred Stock and 20,000 shares have been designated Series D Convertible Preferred Stock. As of the date hereof, 6,847,583 shares of Common Stock, 400,000 shares of Convertible Preferred Stock, 25,000 shares of Series B Convertible Preferred Stock, 25,000 shares of Series C Convertible Preferred Stock and 20,000 shares of Series D Convertible Preferred Stock are issued and outstanding, all of which were duly authorized and validly issued and are fully paid and nonassessable.

                 (b) Upon the filing with the Secretary of State of the State of Delaware of a Certificate of Designations in the form attached hereto as Exhibit B and a Certificate of Amendment in the form attached hereto as Exhibit C, 213,000 shares of Preferred Stock shall be designated as authorized Senior Convertible Preferred Stock, and the authorized Aurora Common Stock shall be 300 million shares.

                 (c)  Except as set forth in Aurora's SEC Filings or on
Schedule 2.03 hereto, as of the date hereof, no subscription, warrant, option, convertible security, stock appreciation or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of Aurora or any of its subsidiaries is authorized or outstanding and (except as otherwise expressly contemplated by this Agreement) there is not any commitment of Aurora or any of its subsidiaries to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets. Schedule 2.03 sets forth a complete and correct list of the number of warrants or options, including a listing of the vesting schedules thereof, held by each person with respect to the outstanding capital stock of Aurora.

                 (d) Except as set forth on Schedule 2.03, neither Aurora nor any of its subsidiaries has any obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

                 SECTION 2.04  Authorization of Agreements, Etc.  (a)  Each of
(i) the execution and delivery by Aurora of this Agreement, (ii) the performance by Aurora of its obligations hereunder, (iii) the issuance, sale and delivery by Aurora of the Aurora Preferred Shares and the Aurora Senior Subordinated Notes,





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
and (iv) the issuance and delivery of the shares of Aurora Common Stock issuable upon the conversion of the Aurora Preferred Shares (collectively, the "Conversion Shares") have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of Aurora, or, subject to the receipt of required consents from the lenders under the Existing Aurora Credit Agreement, any provision of any indenture, agreement or other instrument to which Aurora or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any Claim in favor of any third person upon any of the assets of Aurora or any of its subsidiaries.

                 (b) The Aurora Preferred Shares have been duly authorized by Aurora and, when sold and paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Aurora Preferred Stock. The Conversion Shares, when issued and delivered upon the conversion of the Aurora Preferred Shares, will be duly authorized, validly issued, fully paid and nonassessable shares of Aurora Common Stock. Neither the issuance, sale and delivery of the Aurora Preferred Shares to the Participants hereunder, nor the issuance and delivery of the Conversion Shares, is subject to any preemptive rights of stockholders of Aurora or to any right of first refusal or other similar right in favor of any person.

                 SECTION 2.05 Validity. This Agreement has been duly executed and delivered by Aurora and constitutes the legal, valid and binding obligation of Aurora, enforceable against Aurora in accordance with its terms.

                 SECTION 2.06 SEC Filings. Aurora has filed all forms, reports and documents required to be filed with the SEC since September 30, 1992, and Aurora has made available to the Participants, as filed with the SEC, complete and accurate copies of (i) the Annual Report of Aurora on Form 10-K for the year ended September 30, 1997, and (ii) all other reports, statements and registration statements (including Current Reports on Form 8-K) filed by Aurora with the SEC since September 30, 1992, in each case including all amendments and supplements (collectively, "Aurora's SEC Filings"). Aurora's SEC Filings (including, without limitation, any financial statements or schedules included therein) (i) were prepared in compliance with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, and the rules and regulations thereunder, as the case may be, and (ii) did not at the time of filing (or if amended, supplemented or superseded by a filing prior to the date hereof, on the date of that filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 SECTION 2.07 Actions Pending. Except (i) for any actions, suits, investigations or proceedings which individually do not involve claims against Aurora or any of its subsidiaries for more than $25,000, or (ii) as set forth in Aurora's SEC Filings, there is no action, suit, investigation or proceeding pending or, to the best knowledge of Aurora, threatened against or affecting Aurora, or any of its properties or rights, before any court or by or before any governmental body or arbitration board or tribunal. There is no judgment, decree, injunction or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against Aurora.

                 SECTION 2.08 Compliance with Law. Neither Aurora nor any of its subsidiaries is in default in any respect under any order or decree of any court, governmental authority, arbitrator or arbitration board or tribunal or under any laws, ordinances, governmental rules or regulations to which Aurora or any of such subsidiaries or any of their respective properties or assets is subject, except where such default would not have a Material Adverse Effect.

                 SECTION 2.09 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Aurora directly with the Participants, without the intervention of any other person on behalf of Aurora in such manner as to give rise to any valid claim by any other person against the Participants for a finder's fee, brokerage commission or similar payment.


                                  ARTICLE III.

               REPRESENTATIONS AND WARRANTIES OF THE PARTICIPANTS

                 Each Participant represents and warrants to, and agrees with, Aurora as follows:

                 SECTION 3.01 Authorization. The execution, delivery and performance by such Participant of this Agreement and the purchase and receipt by such Participant of the Aurora Preferred Shares and the Aurora Senior Subordinated Notes, as the case may be, being acquired by it hereunder, have been duly authorized by all requisite action on the part of such Participant, and will not violate any provision of law, any order of any court or other agency of government, the charter or other governing documents of such Participant, or any provision of any indenture, agreement or other instrument by which such Participant or any of such Participant's properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in any Claim upon any of the properties or assets of such Participant.

                 SECTION 3.02 Validity. This Agreement has been duly executed and delivered by such Participant and constitutes the legal, valid and binding obligation of such Participant, enforceable against such Participant in accordance with its terms.

                 SECTION 3.03  Investment Representations.

                 (a) Such Participant is acquiring the Bridge Notes or the Units, as the case may be, being purchased by such Participant hereunder for such Participant's own account, for investment, and not with a view toward the resale or distribution thereof.

                 (b) Such Participant understands that he, she or it, as the case may be, must bear the economic risk of such Participant's investment for an indefinite period of time.

                 (c) Such Participant is able to fend for itself in the transactions contemplated by this Agreement and such Participant has the ability to bear the economic risks of the investment in the Bridge Notes or the Units, as the case may be, being purchased hereunder for an indefinite period of time. Such Participant further acknowledges that he, she or it, as the case may be, has received copies of Aurora SEC Filings and has had the opportunity to ask questions of, and receive answers from, officers of Aurora with respect to the business and financial condition of Aurora and the terms and conditions of the offering of the Bridge Notes or the Units, as the case may be, and to obtain additional information necessary to verify such information or can acquire it without unreasonable effort or expense.

                 (d) Such Participant has such knowledge and experience in financial and business matters that such Participant is capable of evaluating the merits and risks of its investment in the Bridge Notes or the Units, as the case may be. Such Participant further represents that such Participant that is a limited partnership has not been formed solely for the purpose of purchasing the Bridge Notes or the Units, as the case may be.

                 (e) If such Participant is a limited partnership, such Participant represents that it has been organized and is existing as a limited partnership under the laws of the State of Delaware.

                                  ARTICLE IV.

                              CONDITIONS PRECEDENT

                 SECTION 4.01 Conditions Precedent to the Obligations of the Participants. The obligations of the Participants hereunder are, at their option, subject to the satisfaction, on or before the Closing Date, and, in the case of paragraphs (d) and (e) below, the obligations of WCAS VII on each Drawdown Date, of the following conditions:

                 (a) Consummation of Merger. The Merger shall have become effective under the General Corporation Law of the State of Delaware.

                 (b) Certificate of Designations. The Certificate of Amendment and the Certificate of Designations shall have become legally effective with the Secretary of State of the State of Delaware.

                 (c) New Senior Loan. Aurora shall have obtained at least $17,000,000 of proceeds from the New Senior Loan on terms reasonably acceptable to WCAS VII, as determined in good faith by WCAS VII.

                 (d) Opinion of Counsel. The Participants shall have received from Hughes & Luce L.L.P., counsel for Aurora, an opinion dated the Closing Date, in the form annexed hereto as Exhibit E.

                 (e) No Order. No governmental entity (including a federal or state court) of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of any transaction contemplated by this Agreement; provided, however, that the parties shall use their reasonable best efforts to cause any such decree, judgment, injunction or other order to be vacated or lifted.

                 SECTION 4.02 Condition Precedent to the Obligations of Aurora. The obligations of Aurora hereunder on the Closing Date are subject to the due filing with the Secretary of State of the State of Delaware and the legal effectiveness of the Certificate of Incorporation and the Certificate of Designations on or prior to the Closing Date.

                                   ARTICLE V.

                          TERMINATION AND ABANDONMENT

                 SECTION 5.01 Termination and Abandonment. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by a majority in interest of the Participants (i) if the Effective Time of the Merger shall not have occurred on or prior to June 30, 1998 and (ii) if the Merger Agreement has terminated.

                 SECTION 5.02 Effect of Termination. In the event of termination of this Agreement pursuant to this Article V, this Agreement shall forthwith become void, without liability on the part of any party hereto, except that nothing herein shall relieve any party from liability for any breach of this Agreement.


                                  ARTICLE VI.

                                 MISCELLANEOUS

                 SECTION 6.01 Expenses, Etc. Aurora shall reimburse the Participants or pay on their behalf any reasonable fees and expenses incurred by them or any of them in connection with the negotiation and preparation of this Agreement and the related documents contemplated hereby. For purposes hereof, the "fees and expenses incurred by the Participants" shall include, without limitation, the fees, disbursements and expenses of counsel, accountants, financial advisors and other experts retained by the Participants in connection with this Agreement and the transactions contemplated hereby.

                 SECTION 6.02 Survival of Agreements. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Aurora Preferred Shares pursuant hereto, notwithstanding any investigation made at any time by or on behalf of any party hereto. All statements contained in any certificate or other instrument delivered by Aurora hereunder shall be deemed to constitute representations and warranties made by Aurora.

                 SECTION 6.03 Parties in Interest. All covenants and agreements contained in this Agreement by or on behalf of any party hereto shall bind and inure to the benefit of the respective successors and assigns of such party hereto whether so expressed or not.

                 SECTION 6.04 Notices. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class certified mail, postage prepaid, by nationally recognized overnight courier, or by telecopy addressed to such party at the address or telecopy number set forth below or such other address or telecopy number as may hereafter be designated in writing by the addressee to the addressor listing all parties:

                 if to Aurora, to:

                          Aurora Electronics, Inc.
                          9477 Waples Street, Suite 150
                          San Diego, California  92121
                          Telecopy Number:  (619) 552-8942
                          Attention:  President

                          with a copy to:

                          Hughes & Luce, L.L.P.
                          1717 Main Street
                          Dallas, Texas  75201
                          Telecopy Number:  (214) 939-6100
                          Attention:  Alan J. Bogdanow, Esq.
                                      Kenneth G. Hawari, Esq.

                 if to any Participant, to:

                          Welsh, Carson, Anderson & Stowe
                          320 Park Avenue, Suite 2500
                          New York, New York  10022-6815
                          Telecopy Number:  (212) 893-9575
                          Attention:  Richard H. Stowe
                                      Thomas E. McInerney

                          with a copy to:

                          Reboul, MacMurray, Hewitt, Maynard & Kristol
                          45 Rockefeller Plaza
                          New York, New York  10111
                          Telecopy Number:  (212) 841-5725
                          Attention:  William J. Hewitt, Esq.
                                      Othon A. Prounis, Esq.

or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing, (c) in the case of delivery by overnight courier, on the business day following the date of delivery to such courier, and (d) in the case of telecopy, when received.

                 SECTION 6.05 Entire Agreement; Assignment. This Agreement (including the Schedules and Exhibits hereto) and the Registration Rights Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified nor any provisions waived except in a writing signed by Aurora and the Participants. This Agreement shall not be assigned by operation of law of otherwise without the consent of the other parties hereto.

                 SECTION 6.06 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 SECTION 6.07 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 IN WITNESS WHEREOF, Aurora and the Participants have executed this Agreement as of the day and year first above written.

                                  AURORA ELECTRONICS, INC.


                                  By /s/ JIM C. COWART
                                    ---------------------------------


                                  WELSH, CARSON, ANDERSON & STOWE VII, L.P.
                                    By WCAS VII Partners, L.P.,
                                    General Partner


                                  By /s/ LAURA VANBUREN
                                    --------------------------------
                                             General Partner


                                  WCAS CAPITAL PARTNERS II, L.P.
                                    By WCAS CP II Partners,
                                    General Partner


                                  By /s/ LAURA VANBUREN
                                    --------------------------------
                                              General Partner


                                  WCAS INFORMATION PARTNERS, L.P.
                                    By WCAS Info Partners,
                                    General Partner


                                  By /s/ LAURA VANBUREN
                                    --------------------------------------
                                               Attorney-in-fact

                                  Bruce K. Anderson
                                  Russell L. Carson
                                  Anthony J. de Nicola
                                  Thomas E. McInerney
                                  James B. Hoover
                                  Robert A. Minicucci
                                  Andrew M. Paul
                                  Paul B. Queally
                                  Richard H. Stowe
                                  Laura M. VanBuren
                                  Patrick J. Welsh


                                  By /s/ LAURA VANBUREN
                                    ----------------------------------------
                                              Laura M. VanBuren
                                              Individually and
                                                   as Attorney-in-Fact

                                   Annex I
                                   -------

===============================================================================================================================
                                                     MAXIMUM
                                                PRINCIPAL AMOUNT OF   MAXIMUM NUMBER OF      AGGREGATE
                                  MAXIMUM          AURORA SENIOR       SHARES OF AURORA    PURCHASE PRICE      PRINCIPAL AMOUNT
NAME OF PURCHASER             NUMBER OF UNITS    SUBORDINATED NOTES    PREFERRED STOCK        OF UNITS          OF DEMAND NOTE
-------------------------------------------------------------------------------------------------------------------------------
Welsh, Carson, Anderson &      14,253.2            $14,253,200           171,040            $31,357,200          $2,660,600
Stowe VII, L.P.
-------------------------------------------------------------------------------------------------------------------------------
WCAS Information Partners,        194.5               194,500             2,334                 427,900              36,300
L.P.
-------------------------------------------------------------------------------------------------------------------------------
Patrick J. Welsh                   77.7                77,700               932                 170,900              14,500
-------------------------------------------------------------------------------------------------------------------------------
Russell L. Carson                 116.8               116,800             1,401                 256,900              21,800
-------------------------------------------------------------------------------------------------------------------------------
Bruce K. Anderson                 116.8               116,800             1,401                 256,900              21,800
-------------------------------------------------------------------------------------------------------------------------------
Richard H. Stowe                   58.4                58,400               701                 128,500              10,900
-------------------------------------------------------------------------------------------------------------------------------
Andrew M. Paul                     39.1                39,100               469                  86,000               7,300
-------------------------------------------------------------------------------------------------------------------------------
Thomas E. McInerney                68.0                68,000               816                 149,600              12,700
-------------------------------------------------------------------------------------------------------------------------------
Laura VanBuren                      3.7                 3,700                45                   8,200                 700
-------------------------------------------------------------------------------------------------------------------------------
James B. Hoover                    19.3                19,300               231                  42,400               3,600
-------------------------------------------------------------------------------------------------------------------------------
Robert A. Minicucci                31.1                31,100               373                  68,400               5,800
-------------------------------------------------------------------------------------------------------------------------------
Anthony J. de Nicola               15.5                15,500               186                  34,100               2,900
-------------------------------------------------------------------------------------------------------------------------------
Paul B. Queally                     5.9                 5,900                71                  13,000
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL                       15,000.0           $15,000,000           180,000             $33,000,000          $2,800,000
===============================================================================================================================